UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21539
                                                    -----------

                First Trust Senior Floating Rate Income Fund II
        ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ---------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ---------------------------------------------------------------
                    (Name and address of agent for service)


        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                        Date of fiscal year end: May 31
                                                --------

                     Date of reporting period: May 31, 2014
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                     ANNUAL
                                     REPORT
                               FOR THE YEAR ENDED
                                  MAY 31, 2014

                                  FIRST TRUST
                              SENIOR FLOATING RATE
                                 INCOME FUND II

                                  FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)

                                 ANNUAL REPORT
                                  MAY 31, 2014

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  18
Statement of Operations.....................................................  19
Statements of Changes in Net Assets.........................................  20
Statement of Cash Flows.....................................................  21
Financial Highlights........................................................  22
Notes to Financial Statements...............................................  23
Report of Independent Registered Public Accounting Firm.....................  29
Additional Information......................................................  30
Board of Trustees and Officers..............................................  33
Privacy Policy..............................................................  35


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2014


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Senior Floating Rate Income Fund II (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 20.45% during the twelve months ended May 31, 2014. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
"AT A GLANCE"
AS OF MAY 31, 2014 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FCT
Common Share Price                                           $14.00
Common Share Net Asset Value ("NAV")                         $14.95
Premium (Discount) to NAV                                     (6.35)%
Net Assets Applicable to Common Shares                 $399,020,793
Current Monthly Distribution per Common Share (1)           $0.0713
Current Annualized Distribution per Common Share            $0.8550
Current Distribution Rate on Closing Common Share Price (2)    6.11%
Current Distribution Rate on NAV (2)                           5.72%
-------------------------------------------------------------------

-------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
            Common Share Price          NAV
5/13             $15.14               $15.37
                  15.00                15.54
                  15.00                15.40
                  14.99                15.02
6/13              14.92                15.15
                  14.86                15.08
                  14.96                15.47
                  15.05                15.48
7/13              15.06                15.78
                  14.99                15.75
                  15.00                16.05
                  15.00                15.63
                  14.95                15.35
8/13              14.95                15.07
                  14.90                14.31
                  14.93                14.85
                  14.97                14.67
9/13              14.92                14.46
                  14.86                14.21
                  14.87                14.52
                  14.91                14.61
10/13             14.96                14.71
                  14.93                14.43
                  14.95                14.10
                  14.97                14.71
                  14.98                14.69
11/13             14.99                14.63
                  14.92                14.17
                  14.95                13.99
                  14.98                14.11
12/13             15.00                14.33
                  14.96                14.33
                  15.01                14.40
                  15.04                14.61
                  15.06                14.57
1/14              15.05                14.35
                  14.98                14.35
                  15.00                14.27
                  15.01                14.43
2/14              15.00                14.30
                  14.95                14.23
                  14.96                14.23
                  14.97                14.30
3/14              14.97                14.45
                  14.90                14.24
                  14.87                14.04
                  14.87                14.01
4/14              14.85                13.93
                  14.85                13.80
                  14.88                13.84
                  14.92                13.94
                  14.93                13.95
5/14              14.95                14.00


-------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                        Average Annual Total Return
                                                                     ----------------------------------
                                  1 Year Ended   5 Years Ended   10 Years Ended   Inception (5/25/2004)
                                   5/31/2014       5/31/2014       5/31/2014            5/31/2014
FUND PERFORMANCE (3)
NAV                                   5.35%         10.99%           4.25%                4.21%
Market Value                         -2.82%         13.10%           3.05%                3.05%

INDEX PERFORMANCE
S&P/LSTA Leveraged Loan Index         4.36%          9.54%           5.25%                5.25%
-------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                                          % OF TOTAL
CREDIT QUALITY (S&P RATINGS) (4)          INVESTMENTS
-----------------------------------------------------
BBB-                                            2.0%
BB+                                             4.5
BB                                              8.8
BB-                                            13.1
B+                                             32.2
B                                              26.4
B-                                              5.3
CCC+                                            3.4
CCC                                             0.8
CCC-                                            0.4
NR                                              1.6
Privately rated securities (5)                  1.5
                                              ------
                                      Total   100.0%
                                              ======
NR - Not rated

-----------------------------------------------------
                                          % OF TOTAL
TOP 10 ISSUERS                            INVESTMENTS
-----------------------------------------------------
Caesar's Growth Partners LLC                    2.1%
Dell, Inc.                                      1.9
BMC Software Finance, Inc.                      1.9
Asurion LLC                                     1.8
BJ's Wholesale Club, Inc.                       1.8
Ortho-Clinical Diagnostics, Inc.
  (Crimson Merger Sub, Inc.)                    1.4
Kinetic Concepts, Inc./KCI USA, Inc.            1.2
Freescale Semiconductor, Inc.                   1.2
Tribune Co.                                     1.2
Nuveen Investments, Inc.                        1.2
                                              ------
                                      Total    15.7%
                                              ======


-----------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
-----------------------------------------------------
Media                                           8.8%
Hotels, Restaurants & Leisure                   7.9
Health Care Providers & Services                7.0
Diversified Financial Services                  5.5
Software                                        5.3
Chemicals                                       4.7
Health Care Equipment & Supplies                4.7
Diversified Telecommunication Services          4.0
Food Products                                   3.9
Life Sciences Tools & Services                  3.8
Auto Components                                 3.2
Insurance                                       3.0
Pharmaceuticals                                 2.8
Professional Services                           2.8
Containers & Packaging                          2.6
Diversified Consumer Services                   2.4
Technology Hardware, Storage & Peripherals      1.9
Food & Staples Retailing                        1.9
Semiconductors & Semiconductor Equipment        1.7
Health Care Technology                          1.7
Capital Markets                                 1.7
IT Services                                     1.7
Consumer Finance                                1.7
Commercial Services & Supplies                  1.5
Aerospace & Defense                             1.5
Specialty Retail                                1.5
Real Estate Investment Trusts (REITs)           1.2
Independent Power and Renewable
  Electricity Producers                         1.1
Machinery                                       1.0
Road & Rail                                     1.0
Real Estate Management & Development            0.9
Industrial Conglomerates                        0.9
Wireless Telecommunication Services             0.9
Oil, Gas & Consumable Fuels                     0.7
Electric Utilities                              0.6
Building Products                               0.5
Communications Equipment                        0.4
Construction & Engineering                      0.4
Metals & Mining                                 0.4
Diversified Business Services                   0.3
Biotechnology                                   0.2
Household Durables                              0.1
Distributors                                    0.1
Movies & Entertainment                          0.1
Energy Equipment & Services                     0.0*
                                              ------
                                      Total   100.0%
                                              ======

* Amount is less than 0.1%.

(1) Most recent distribution paid or declared through May 31, 2014. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2014. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's Sub-Advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) The ratings are by Standard & Poor's except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

(5) Represents Senior Loans privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

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PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2014


                               INVESTMENT MANAGER
First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of May 31, 2014, First Trust managed or supervised $94.2 billion in assets. The First Trust Leveraged Finance Team began managing the First Trust Senior Floating Rate Income Fund II ("FCT" or the "Fund") on October 12, 2010. The Portfolio Management Team comprising the First Trust Leveraged Finance Team hail from one of the largest managers in the senior loan business and managed or supervised approximately $1.3 billion in asset as of May 31, 2014. The team's experience includes managing senior secured floating-rate corporate loans ("Senior Loans") in both the U.S. and Europe, managing high-yield debt and corporate restructuring expertise. The team has managed institutional separate accounts, comingled funds, structured products and retail funds.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA
SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

SCOTT D. FRIES, CFA
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of Senior Loans. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP
During the past 12 months, financial markets were largely influenced by both positive and negative economic data in the U.S., the government shutdown in October and geopolitical tensions between Ukraine and Russia. Moreover, investors placed increased scrutiny on the rhetoric from the Federal Reserve, attempting to gauge the potential pace and timing of interest rate increases given the fact that the Federal Reserve is now tapering its quantitative easing bond buying stimulus, and guidance around the timing of short-term rate increases has been inconsistent.

10-year U.S. Treasury yields began the period at 2.13%, increased above 3% at the end of December, and ended the period at 2.48%, essentially up 35 basis points from one year ago and down 52 basis points from the end of 2013. Despite the measured pace of the quantitative easing taper from the Federal Reserve, interest rates have not yet established a firm course. Amid the fluctuating rate environment, Senior Loans returned 4.36% during the 12 months ended May 31, 2014, based on information gathered from S&P's "Leveraged Commentary & Data." All subsequent citations in this commentary are derived from S&P's Leveraged Commentary & Data.

We remain convinced that the economy will find its footing and economic data will begin to improve. After all, monetary policy remains incredibly stimulative, with the Federal Reserve buying bonds and maintaining low short-term interest rates. Additionally, corporate profits remain healthy. As a result, we believe interest rate risk is a more significant threat than credit risk to fixed-income investors today. Moreover, the low corporate default risk today should allow Senior Loans to perform well relative to other traditional fixed-income asset classes in 2014, especially if interest rates begin to rise in the back half of 2014.

SENIOR LOAN MARKET
The S&P/LSTA Leveraged Loan Index ("Index") returned a modest 4.36% for the 12-month period ended May 31, 2014. Performance throughout the period was consistently positive, with ten of twelve months posting positive performance.

From a credit quality perspective, lower credit-rated issues within the Index provided the strongest performance for the period. Lower-quality CCC- rated issues returned 7.74% in the period, significantly outperforming the returns of higher-quality B- rated issues at 4.63% and BB- rated issues at 3.08%. The average price of Senior Loans began the period at $98.2 and rose over the

12-month period to a high of $98.8. After 95 consecutive weeks of inflows into the Senior Loan market via mutual funds and exchange-traded funds, the market experienced its first retail fund outflow in April. Despite the modest retail outflows recently, we continue to see strong inflows from institutional investors. We believe this relief in retail demand is both modest in amount and healthy after such an incredible run.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2014


CREDIT QUALITY/DEFAULT RATES
One important factor helping support the positive returns for the period was the continuation of a strong credit environment. The trailing 12-month default rate at the end of May 2014 was 4.60% for Senior Loans. However, the default rate increased primarily due to the default of a single issuer. TXU (Texas Competitive Electric Holdings Co. LLC; also known as Energy Future Holdings), the largest Senior Loan issuer and a large high-yield bond issuer, defaulted during the period, which was widely anticipated by investors. In our opinion, this default is not a sign of weakening credit conditions in the overall credit markets, nor is it a sign of heightened defaults. TXU is a single issuer that struggled with an overleveraged balance sheet for several years. Excluding TXU from the default rate provides a much clearer picture of the underlying corporate fundamentals in the Senior Loan market. The default rate, excluding TXU, was 1.13%. The long-term average default rate for Senior Loans is 3.25% (for the period March 1999 - May 2014). As of May 31, 2014, TXU was a holding of the Fund, representing 0.85% of the Fund's net assets.

PERFORMANCE ANALYSIS
The Fund's NAV outperformed the Index for the one-year period ended May 31, 2014. The Fund generated an NAV return(1) of 5.35% versus the 4.36% return for the S&P/LSTA Leveraged Loan Index. Contributing to the Fund's NAV outperformance relative to the Index over the period was the Fund's use of leverage and issuer selection. Leverage at the end of May was approximately 30.37% of managed assets. The Fund's relatively conservative credit quality positioning detracted slightly from performance as CCC+ and lower-rated issues led the market return. At the end of the period, the Fund held only 4.6% of assets in issues rated CCC+ or below, compared to 7.8% for the Index.

The Fund's market price return(1) for the period was -2.82%. The Fund's market price return faced a headwind as the Fund's market price began at a slight premium to NAV and moved to a discount to NAV by the end of the period. At the start of the period, the Fund's market price was at a 1.52% premium to NAV, and moved to a -6.35% discount to NAV by the end of the period.

The monthly distribution began the period at $0.0875 per share and ended at $0.07125 per share. The consequence of strong demand for the Senior Loan asset class has been the ability for issuers to refinance at lower rates and a subsequent reduction in the yield on the Fund's holdings. At a $0.07125 per share monthly distribution, the annualized distribution rate as of May 31, 2014 was 5.72% at NAV and 6.11% at market price.

OUTLOOK
Our outlook for the credit markets remains positive. The combination of a modest default environment, better economic growth, sound corporate fundamentals and strong investor demand for income provides a firm backdrop for future returns, in our opinion.

We continue to believe that the primary hurdle facing the Senior Loan market will be the strong demand for the asset class, as investors seek shelter from the potential threat of increasing interest rates. The net effect of the strong demand over the past year has been a refinancing wave, which has reduced coupons within the market, and most notably, resulted in weaker Senior Loan structures (e.g., loose terms on newly originated Senior Loans). In every market cycle, the power shifts between arrangers of financial instruments and buyers of financial instruments at different points. Today, the power is in the hands of the arrangers; for example covenant lite transactions (loan agreements that do not contain the usual protective covenants for the benefit of the lending party) and shorter call protection have all become commonplace. While some would have investors run for the hills under such conditions, we tend to have a more practical perspective. The simple reality is that weaker structures do not cause corporations to default, nor, in our opinion, do they cause losses to occur. However, we believe weaker Senior Loan structures have the potential to introduce more volatility into the asset class in the future. For example, covenant lite Senior Loan transactions that defaulted experienced recovery rates in 2008 and 2009 largely consistent with covenanted Senior Loans. However, covenant lite Senior Loans traded with more volatility relative to Senior Loans that had financial maintenance covenants (in covenant lite transactions, there were no covenant traps to allow for a re-pricing of risk). In summary, while structures have weakened, corporate fundamentals remain sound, and strong asset selection with a deep understanding of the businesses and documentation are vital to generating attractive long term returns within the Senior Loan asset class. We also believe that asset value and cash flow are the predominant drivers of returns within the asset class. Despite the risk factors, we believe Senior Loans remain attractive, and could return 4.5%-5% in calendar-year 2014, although there can be no assurance these returns will be achieved.

As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remained firmly focused on finding value in the Senior Loan market.

1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a)
MAY 31, 2014

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - 137.8%

              AEROSPACE & DEFENSE - 2.2%
$    984,805  Booz Allen Hamilton, Inc., Refinance Tranche B..................      3.75%        07/31/19     $     988,006
   2,645,727  DynCorp International, Inc., Term Loan..........................      6.25%        07/07/16         2,649,854
   4,264,514  Transdigm, Inc., Term Loan C....................................      3.75%        02/28/20         4,236,325
     800,000  Transdigm, Inc., Term Loan D....................................      3.75%        06/04/21           794,712
                                                                                                              -------------
                                                                                                                  8,668,897
                                                                                                              -------------
              AGRICULTURAL PRODUCTS - 1.0%
   3,900,872  Jimmy Sanders, Inc. (Pinnacle Operating Corp.),
                 Term B Loan Refinancing (First Lien).........................      4.75%        11/15/18         3,900,872
                                                                                                              -------------
              ALTERNATIVE CARRIERS - 2.0%
   1,311,000  Digitalglobe, Inc., Term Loan...................................      3.75%        01/31/20         1,312,638
   5,681,629  Intelsat Jackson Holdings S.A., Term Loan B-2...................      3.75%        06/30/19         5,685,891
   1,000,000  Level 3 Financing, Inc., Tranche B 2020 Term Loan...............      4.00%        01/15/20         1,001,500
                                                                                                              -------------
                                                                                                                  8,000,029
                                                                                                              -------------
              APPAREL RETAIL - 0.4%
   1,243,758  Neiman Marcus Group, Inc., The, Other Term Loan.................      4.25%        10/25/20         1,240,027
     500,000  Nine West Holdings, Inc., Initial Loan..........................      4.75%        10/08/19           501,565
                                                                                                              -------------
                                                                                                                  1,741,592
                                                                                                              -------------
              APPLICATION SOFTWARE - 3.0%
   3,838,980  Epicor Software Corp., Term B-2 Loan............................      4.00%        05/16/18         3,843,778
   3,480,208  Infor (US), Inc., Tranche B-5 Term Loan.........................      3.75%        06/03/20         3,451,497
   1,670,324  Mitchell International, Inc., Initial Term Loan.................      4.50%        10/13/20         1,675,201
   1,704,022  Triple Point Group Holdings, Inc., Term Loan....................      5.25%        07/10/20         1,591,130
   1,485,278  Verint Systems, Inc., Tranche B Incremental Term Loan...........      3.50%        09/06/19         1,480,079
                                                                                                              -------------
                                                                                                                 12,041,685
                                                                                                              -------------
              ASSET MANAGEMENT & CUSTODY BANKS - 2.0%
   1,228,442  Mondrian Investment Partners Ltd., Term Loan B..................      4.00%        03/05/20         1,230,752
      63,747  Munder Capital Management, Incremental Term Loan................      6.00%        03/23/15            63,548
   6,704,791  Nuveen Investments, Inc., Tranche B First-Lien Term Loan........      4.15%        05/13/17         6,714,245
                                                                                                              -------------
                                                                                                                  8,008,545
                                                                                                              -------------
              AUTO PARTS & EQUIPMENT - 3.9%
     792,479  Affinia Group, Inc., Tranche B-2 Term Loan......................      4.75%        04/25/20           794,460
   2,882,813  ARC Automotive Group, Inc. (Casco Automotive Group, Inc.),
                 Term Loan....................................................      6.00%        11/15/18         2,904,434
   2,938,419  ASP HHI Acquisition Co., Inc., Additional Term Loan.............      5.00%        10/05/18         2,940,857
     900,000  Cooper Standard Holdings (CS Intermediate Holdco 2 LLC),
                 Term Loan....................................................      4.00%        04/04/21           898,128
     900,000  Jason, Inc., Initial Term Loan..................................      5.50%        03/16/21           897,750
   2,319,484  Metaldyne LLC, USD Term Loan 2014...............................      4.25%        12/18/18         2,320,459
   1,728,125  Remy International, Inc., Term B Loan 2013......................      4.25%        03/05/20         1,727,399
     500,000  Schaeffler A.G., Term Loan E....................................      3.75%        05/12/20           502,215
     985,010  Schrader LLC (August U.S. Holding Co., Inc.),
                US Term B-1 (First Lien)......................................      5.00%        04/27/18           986,241
   1,555,763  Tower Automotive Holdings USA LLC, Initial Term Loan (2014).....      4.00%        04/23/20         1,547,984
                                                                                                              -------------
                                                                                                                 15,519,927
                                                                                                              -------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2014

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              AUTOMOTIVE RETAIL - 0.8%
$    597,000  Britax US Holdings, Inc., 1st Lien TLB..........................      4.50%        10/15/20     $     558,195
   2,701,875  Pilot Travel Centers LLC, First Amendment Tranche B
                 Term Loan....................................................      4.25%        08/07/19         2,708,576
                                                                                                              -------------
                                                                                                                  3,266,771
                                                                                                              -------------
              BIOTECHNOLOGY - 0.3%
   1,066,667  Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan.....      3.15%        02/27/21         1,061,419
                                                                                                              -------------
              BROADCASTING - 8.6%
   1,690,667  Clear Channel Communications, Inc., Tranche B Term Loan.........      3.80%        01/29/16         1,673,372
   4,986,742  Clear Channel Communications, Inc., Tranche D Term Loan.........      6.90%        01/30/19         4,925,455
   2,967,677  Cumulus Media Holdings, Inc., Term Loan.........................      4.25%        12/23/20         2,973,256
   1,419,723  Hubbard Radio LLC, Tranche 1 Term Loan..........................      4.50%        04/29/19         1,419,723
   2,094,694  LIN Television Corp., Replacement Tranche B Term Loan...........      4.00%        12/21/18         2,091,195
   1,855,367  Media General, Inc., Term B Loan................................      4.25%        07/31/20         1,862,325
   1,068,281  Mission Broadcasting, Inc. (Nexstar Broadcasting Group, Inc.),
                 Term B-2 Loan................................................      3.75%        10/01/20         1,062,278
   4,292,873  NEP/NCP Holdco, Inc., Amendment No. 3 Incremental
                 Term Loan (First Lien).......................................      4.25%        01/22/20         4,285,361
     257,143  NEP/NCP Holdco, Inc., Term Loan (Second Lien)...................      9.50%        07/22/20           264,214
   1,211,448  Nexstar Broadcasting Group, Inc. (Mission Broadcasting, Inc.),
                 Term Loan B-2................................................      3.75%        09/30/20         1,204,639
   1,945,000  Raycom TV Broadcasting LLC, Tranche B Term Loan.................      4.25%        05/31/17         1,940,138
   6,733,125  Tribune Co., Term Loan..........................................      4.00%        12/27/20         6,728,950
     990,000  Univision Communications, Inc., 2013 Incremental Term Loan......      4.00%        03/01/20           986,990
   2,832,715  Univision Communications, Inc., Term Loan C-4
                 (Replacement First-Lien Term Loan)...........................      4.00%        03/01/20         2,824,755
                                                                                                              -------------
                                                                                                                 34,242,651
                                                                                                              -------------
              BUILDING PRODUCTS - 0.8%
   1,378,977  Quikrete Holdings, Inc., Initial Loan (First Lien)..............      4.00%        09/28/20         1,377,004
     333,333  Quikrete Holdings, Inc., Initial Loan (Second Lien).............      7.00%        03/26/21           340,833
   1,308,800  Unifrax Holding Co., New Term Dollar Loan.......................      4.25%        11/28/18         1,309,128
                                                                                                              -------------
                                                                                                                  3,026,965
                                                                                                              -------------
              CASINOS & GAMING - 7.0%
   2,248,636  Bally Technologies, Inc., Term B Loan...........................      4.25%        11/25/20         2,253,696
   7,137,125  Caesar's Growth Partners LLC, Term B Loan (First Lien)..........      6.25%        05/08/21         7,093,446
   2,500,000  Caesars Entertainment Operating Co., Inc., Term B-4 Loan........      9.50%        10/31/16         2,507,500
   6,000,000  Caesars Entertainment Resort Properties LLC, Term B Loan........      7.00%        10/11/20         5,971,080
   2,066,250  CityCenter Holdings LLC, Term Loan B (First Lien)...............      5.00%        10/16/20         2,079,598
   1,709,597  Pinnacle Entertainment, Inc., Tranche B-2 Term Loan.............      3.75%        08/13/20         1,708,879
   3,734,321  ROC Finance LLC, Funded Term B Loan.............................      5.00%        06/20/19         3,668,970
   2,553,634  Station Casinos, Inc., B Term Loan..............................      4.25%        03/02/20         2,556,800
                                                                                                              -------------
                                                                                                                 27,839,969
                                                                                                              -------------
              COAL & CONSUMABLE FUELS - 0.7%
   2,716,076  Arch Coal, Inc., Term Loan......................................      6.25%        05/16/18         2,671,260
                                                                                                              -------------


Page 6                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2014

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              COMMERCIAL PRINTING - 0.8%
$  1,823,333  Cenveo Corp., Term B Loan.......................................      6.25%        02/13/17     $   1,833,216
   1,283,333  Southern Graphic, Inc., Term Loan...............................      4.25%        10/17/19         1,283,333
                                                                                                              -------------
                                                                                                                  3,116,549
                                                                                                              -------------
              COMMODITY CHEMICALS - 0.8%
   3,368,380  Tronox Pigments (Netherlands) B. V., Term Loan B................      4.00%        03/19/20         3,369,794
                                                                                                              -------------
              COMMUNICATIONS EQUIPMENT - 0.6%
   2,096,044  Alcatel-Lucent USA, Inc., New Term Loan C.......................      4.50%        01/30/19         2,098,999
     417,185  Mitel Networks Corp., Term Loan.................................   5.25%-6.50%     01/31/20           421,357
                                                                                                              -------------
                                                                                                                  2,520,356
                                                                                                              -------------
              COMPUTER HARDWARE - 2.8%
  10,546,317  Dell, Inc., Term B Loan.........................................      4.50%        04/29/20        10,521,006
     506,362  Dell, Inc., Term C Loan.........................................      3.75%        10/29/18           504,250
                                                                                                              -------------
                                                                                                                 11,025,256
                                                                                                              -------------
              CONSTRUCTION & ENGINEERING - 0.5%
   2,048,916  WireCo WorldGroup, Inc., Term Loan..............................      6.00%        02/15/17         2,059,161
                                                                                                              -------------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS - 0.3%
   1,153,253  Navistar, Inc., Tranche B Term Loan.............................      5.75%        08/17/17         1,172,351
                                                                                                              -------------
              CONSUMER FINANCE - 2.4%
   5,289,266  Altisource Solutions S.A.R.L., Term B Loan......................      4.50%        12/09/20         5,287,044
     924,000  Ocwen Loan Servicing LLC, Initial Term Loan.....................      5.00%        02/15/18           928,620
   3,220,683  Walter Investment Management Corp., Tranche B Term Loan.........      4.75%        12/18/20         3,175,593
                                                                                                              -------------
                                                                                                                  9,391,257
                                                                                                              -------------
              DATA PROCESSING & OUTSOURCED SERVICES - 2.0%
   3,363,922  Harland Clarke Holdings Corp., Tranche B-2 Term Loan............      5.48%        06/30/17         3,373,745
   3,750,000  Interactive Data Corp., Term Loan...............................      4.75%        05/02/21         3,775,800
   1,000,000  Sungard Availability Services Capital, Term Loan B..............      6.00%        03/29/19           993,750
                                                                                                              -------------
                                                                                                                  8,143,295
                                                                                                              -------------
              DISTRIBUTORS - 0.1%
     300,000  Interline Brands, Inc., 1st Lien Term Loan......................      4.00%        03/21/21           298,125
                                                                                                              -------------
              DIVERSIFIED CHEMICALS - 2.2%
   3,250,000  Huntsman International LLC, Additional Term Loan................      3.75%        10/31/20         3,256,760
   3,165,373  Ineos US Finance LLC, Term Loan B ..............................      3.75%        05/04/18         3,143,944
   2,363,412  Univar, Inc., Term B Loan ......................................      5.00%        06/30/17         2,366,035
                                                                                                              -------------
                                                                                                                  8,766,739
                                                                                                              -------------
              DIVERSIFIED METALS & MINING - 0.5%
   2,000,000  Minerals Technologies, Inc., Initial Term Loan..................      4.00%        05/07/21         2,005,000
                                                                                                              -------------
              DIVERSIFIED REAL ESTATE ACTIVITIES - 0.3%
   1,044,724  Starwood Property Trust, Inc., Term Loan........................      3.50%        04/19/20         1,037,933
                                                                                                              -------------
              DIVERSIFIED REITS - 0.8%
   3,168,578  iStar Financial, Inc., Loan.....................................      4.50%        10/15/17         3,173,331
                                                                                                              -------------
              DIVERSIFIED SUPPORT SERVICES - 0.5%
   2,052,000  SMG Holdings, Inc., Term Loan...................................      4.50%        02/27/20         2,053,293
                                                                                                              -------------


                        See Notes to  Financial Statements                Page 7

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2014

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              EDUCATION SERVICES - 0.1%
$    400,000  Learning Care Group (US) No. 2, Inc., Term Loan.................      5.50%        05/05/21     $     405,000
                                                                                                              -------------
              ELECTRIC UTILITIES - 0.8%
   4,241,410  TXU (Texas Competitive Electric Holdings Co. LLC),
                 2014 Term Loan (Non-Extending) (d) (e).......................      3.74%        10/10/14         3,380,997
                                                                                                              -------------
              ENVIRONMENTAL & FACILITIES SERVICES - 0.4%
   1,596,000  EWT Holdings III Corp., Term Loan (First Lien)..................      4.75%        01/15/21         1,596,000
                                                                                                              -------------
              FOOD RETAIL - 0.2%
     748,125  Arby's (ARG IH Corp.), Term Loan................................      5.00%        11/15/20           750,220
                                                                                                              -------------
              HEALTH CARE EQUIPMENT - 5.3%
   1,950,000  Alere, Inc., B Term Loan........................................      4.25%        06/30/17         1,951,618
   1,955,000  Alere, Inc., Incremental B-1 Term Loan..........................      4.25%        06/30/17         1,956,623
     490,000  Alere, Inc., Incremental B-2 Term Loan..........................      4.25%        06/30/17           490,407
   2,120,700  Biomet, Inc., Dollar Term B-2 Loan..............................   3.65%-3.73%     07/25/17         2,122,905
   3,034,164  Carestream Health, Inc. (Onex Carestream Finance, L.P.),
                 Term Loan (First Lien 2013)..................................      5.00%        06/07/19         3,037,198
   4,492,334  DJO Finance LLC (ReAble Therapeutics Finance LLC),
                 New Tranche B Term Loan......................................      4.25%        09/15/17         4,500,196
   1,500,000  Ikaria, Inc., Initial Term Loan (First Lien)....................      5.00%        02/12/21         1,504,695
   5,719,221  Kinetic Concepts, Inc., Dollar Term E-1 Loan....................      4.00%        05/04/18         5,722,309
                                                                                                              -------------
                                                                                                                 21,285,951
                                                                                                              -------------
              HEALTH CARE FACILITIES - 2.3%
   1,995,000  CHS/Community Health Systems, Inc., 2021 Term D Loan............      4.25%        01/27/21         2,005,593
     520,833  Kindred Healthcare, Inc., New Term Loan.........................      4.00%        04/09/21           517,578
     882,237  Select Medical Corp., Series E Tranche B Term Loan..............   3.75%-5.00%     06/01/18           878,100
     999,925  Surgical Care Affiliates LLC, Class B Term Loan - Extending.....      4.23%        12/29/17           997,425
   1,950,263  Surgical Care Affiliates LLC, Class C Incremental...............      4.00%        06/30/18         1,940,511
   2,896,047  United Surgical Partners International, Inc.,
                 New Tranche B Term Loan......................................      4.75%        04/03/19         2,921,387
                                                                                                              -------------
                                                                                                                  9,260,594
                                                                                                              -------------
              HEALTH CARE SERVICES - 6.4%
   1,428,571  CareCore National LLC, Term Loan................................      5.50%        03/05/21         1,435,114
   1,981,374  CHG Healthcare Services, Inc, Term Loan (First Lien)............      4.25%        11/19/19         1,981,374
   2,814,375  DaVita, Inc., Tranche B-2 Term Loan.............................      4.00%        11/01/19         2,820,004
   4,209,703  Envision Healthcare Corp. (Emergency Medical Services Corp.,
                 Initial Term Loan)...........................................      4.00%        05/25/18         4,204,441
   2,109,688  Gentiva Health Services, Inc., Initial Term C Loan..............      5.75%        10/18/18         2,109,687
   2,082,102  Healogics, Inc., Term B Loan (First Lien).......................      5.25%        02/05/19         2,083,830
   1,925,646  Heartland Dental Care LLC, Incremental Term Loan................      5.50%        12/21/18         1,931,673
   3,451,327  Sheridan Holdings, Inc., Initial Term Loan (First Lien) 2013....      4.50%        06/29/18         3,452,190
   5,465,044  U.S. Renal Care, Inc., Tranche B-2 Term Loan (First lien).......      4.25%        07/03/19         5,471,875
                                                                                                              -------------
                                                                                                                 25,490,188
                                                                                                              -------------
              HEALTH CARE SUPPLIES - 1.0%
     410,250  1-800 Contacts (Leonardo Acquisition Corp.), Term Loan
                 (First Lien).................................................      4.25%        01/29/21           409,225
   1,978,704  BSN Medical Luxembourg Holding S.A.R.L., New Term
                 Loan B1......................................................      4.00%        08/28/19         1,977,061


Page 8                     See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2014

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              HEALTH CARE SUPPLIES (CONTINUED)
$  1,622,605  Sage Products Holdings III LLC, Replacement Term Loan (First
                 Lien)........................................................      4.25%        12/13/19     $   1,620,577
                                                                                                              -------------
                                                                                                                  4,006,863
                                                                                                              -------------
              HEALTH CARE TECHNOLOGY - 2.5%
   1,200,000  Connolly Holdings, Inc., Initial Term Loan (First Lien).........      5.00%        05/14/21         1,209,756
     748,125  Healthport Technologies LLC (CT Technologies Intermediate
                Holdings, Inc.), Initial Term Loan............................      5.25%        10/04/19           749,995
     604,167  MedAssets, Inc., Term B Loan....................................      4.00%        12/13/19           602,844
   2,350,229  TriZetto Group, Inc. (TZ Merger Sub, Inc.), Term Loan...........      4.75%        05/02/18         2,353,166
   2,000,000  TriZetto Group, Inc. (TZ Merger Sub, Inc.), Term Loan
                 (Second Lien)................................................      8.50%        03/28/19         2,010,000
   2,955,113  Truven Health Analytics, Inc. (VCPH Holding Corp.),
                 Term Loan B..................................................      4.50%        05/31/19         2,923,109
                                                                                                              -------------
                                                                                                                  9,848,870
                                                                                                              -------------
              HOMEFURNISHING RETAIL - 0.6%
   2,327,038  Serta Simmons Holdings LLC, Term Loan B.........................      4.25%        10/01/19         2,328,970
                                                                                                              -------------
              HOTELS, RESORTS & CRUISE LINES - 1.0%
   2,801,724  Hilton Worldwide Finance LLC, Initial Term Loan.................      3.50%        10/25/20         2,790,041
     800,000  La Quinta Intermediate Holdings LLC, Initial Term Loan..........      4.00%        04/14/21           800,200
     473,684  Orient Express Hotels (Belmond Interfin Ltd.), Dollar Term
                 Loan.........................................................      4.00%        03/19/21           474,575
                                                                                                              -------------
                                                                                                                  4,064,816
                                                                                                              -------------
              HOUSEHOLD APPLIANCES - 0.2%
     598,974  Alliance Laundry Systems LLC, Initial Term Loan (First Lien)....      4.25%        12/10/18           598,226
                                                                                                              -------------
              HYPERMARKETS & SUPER CENTERS - 2.5%
   2,500,000  BJ's Wholesale Club, Inc., 2013 (November) Replacement Loan
                 (Second Lien)................................................      8.50%        03/26/20         2,571,875
   7,575,129  BJ's Wholesale Club, Inc., New 2013 (November) Replacement
                 Loan (First Lien)............................................      4.50%        09/26/19         7,571,948
                                                                                                              -------------
                                                                                                                 10,143,823
                                                                                                              -------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.5%
   1,379,000  Calpine Corp., Term Loan........................................      4.00%        10/09/19         1,381,110
   1,945,000  Calpine Corp., Term Loan (6/11).................................      4.00%        04/01/18         1,948,034
   2,393,920  FREIF North American Power I LLC, Term B-1 Loan.................      4.75%        03/29/19         2,417,860
     392,529  FREIF North American Power I LLC, Term C-1 Loan.................      4.75%        03/29/19           396,454
                                                                                                              -------------
                                                                                                                  6,143,458
                                                                                                              -------------
              INDUSTRIAL CONGLOMERATES - 1.3%
   1,970,100  Gardner Denver, Inc., Initial Dollar Term Loan..................      4.25%        07/30/20         1,967,854
   1,280,074  Hamilton Sundstrand Industrial (Silver II US Holdings LLC),
                 Refinancing Term Loan........................................      4.00%        12/13/19         1,277,194
   1,986,724  Tomkins Air Distribution (Air Distribution Technologies, Inc.),
                 Replacement Term Loan (First Lien)...........................      4.25%        11/09/18         1,987,976
                                                                                                              -------------
                                                                                                                  5,233,024
                                                                                                              -------------

                        See Notes to Financial Statements                 Page 9

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2014

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              INDUSTRIAL MACHINERY - 1.2%
$  2,105,778  Dematic Holdings (Mirror Bidco Corp.), New Incremental Term
                 Loan.........................................................      4.25%        12/28/19     $   2,100,514
   2,673,612  Husky Injection Molding Systems Ltd., New Term Loan.............      4.25%        06/30/18         2,677,328
                                                                                                              -------------
                                                                                                                  4,777,842
                                                                                                              -------------
              INSURANCE BROKERS - 4.2%
   3,333,514  Amwins Group LLC, New Term Loan.................................      5.00%        09/06/19         3,334,914
   3,048,399  Confie Seguros Holding II Co., Term B Loan (First Lien).........      5.75%        11/09/18         3,050,685
   2,084,250  Cooper Gay Swett & Crawford Ltd., Term Loan (First Lien)........      5.00%        04/16/20         2,011,301
     720,000  Cooper Gay Swett & Crawford Ltd., Term Loan (Second Lien).......      8.25%        10/16/20           694,800
   2,593,000  HUB International Ltd., Initial Term Loan (New).................      4.25%        10/02/20         2,589,759
   4,888,311  USI, Inc. (Compass Investors, Inc.), Initial Term Loan..........      4.25%        12/27/19         4,883,716
                                                                                                              -------------
                                                                                                                 16,565,175
                                                                                                              -------------
              INTEGRATED TELECOMMUNICATION SERVICES - 3.9%
   3,544,001  Avaya, Inc., Term B-3 Loan......................................      4.73%        10/26/17         3,425,880
   2,985,000  Cincinnati Bell, Inc., Tranche B Term Loan......................      4.00%        09/10/20         2,978,284
   1,970,103  Hawaiian Telcom Communications, Inc., Term Loan.................      5.00%        06/06/19         1,976,506
   3,390,999  Numericable U.S. LLC, Dollar Denominated Tranche B-1 Loan.......      4.50%        05/21/20         3,396,526
   2,933,676  Numericable U.S. LLC, Dollar Denominated Tranche B-2 Loan.......      4.50%        05/21/20         2,938,458
     996,960  XO Communications LLC, Initial Term Loan........................      4.25%        03/20/21           999,812
                                                                                                              -------------
                                                                                                                 15,715,466
                                                                                                              -------------
              INVESTMENT BANKING & BROKERAGE - 0.4%
   1,600,000  RCS Capital Corp., Term Loan (First Lien).......................      6.50%        04/29/19         1,632,672
                                                                                                              -------------
              IT CONSULTING & OTHER SERVICES - 0.4%
   1,466,250  Sirius Computer Solutions, Inc. (SCS Holdings I, Inc.), Term
                 Loan.........................................................      7.00%        12/07/18         1,484,578
                                                                                                              -------------
              LEISURE FACILITIES - 0.5%
   2,000,000  Planet Fitness Holdings LLC, Term Loan..........................      4.75%        03/31/21         2,006,260
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 4.7%
   4,230,135  InVentiv Health, Inc., Consolidated Term Loan...................      7.50%        08/04/16         4,240,711
     533,246  InVentiv Health, Inc., Term B-3 Loan............................      7.75%        05/15/18           531,582
   1,600,000  Millennium Laboratories LLC, Tranche B Term Loan................      5.25%        04/16/21         1,609,008
   5,666,667  Ortho-Clinical Diagnostics, Inc. (Crimson Merger Sub, Inc.),
                 Initial Term Loan............................................      4.75%        06/30/21         5,688,653
   2,304,167  Pharmaceutical Product Development, Inc., 2013 Term Loan........      4.00%        12/05/18         2,304,881
   4,407,177  Quintiles Transnational Corp., Term B-3 Loan....................      3.75%        06/08/18         4,400,566
                                                                                                              -------------
                                                                                                                 18,775,401
                                                                                                              -------------
              MANAGED HEALTH CARE - 0.4%
   1,472,727  MultiPlan, Inc. (MPH Acquisition Holdings LLC), Initial Term
                 Loan.........................................................      4.00%        03/31/21         1,462,300
                                                                                                              -------------
              METAL & GLASS CONTAINERS - 2.0%
     548,625  Ardagh Holdings USA, Inc. (Ardagh Packaging Finance S.A.),
                 Dollar Term Loan.............................................      4.25%        12/17/19           549,141
     400,000  Ardagh Holdings USA, Inc. (Ardagh Packaging Finance S.A.),
                 New Term Loan................................................      4.00%        12/17/19           399,332
   1,791,000  Berlin Packaging LLC, Term Loan B...............................      4.75%        04/02/19         1,804,432



Page 10                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2014

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              METAL & GLASS CONTAINERS (CONTINUED)
$  2,250,000  Filtration Group Corp., Initial Term Loan (Second Lien).........      8.25%        11/22/21       $ 2,289,375
   2,845,071  Filtration Group Corp., Term Loan (First Lien)..................      4.50%        11/20/20         2,861,658
                                                                                                              -------------
                                                                                                                  7,903,938
                                                                                                              -------------
              MOVIES & ENTERTAINMENT - 2.6%
   2,940,374  Formula One (Alpha Topco Ltd.), New Facility B (USD)............      4.50%        04/30/19         2,944,873
     200,000  Lions Gate Entertainment Corp., Loan............................      5.00%        07/19/20           202,750
     300,000  TWCC Holding Corp., Term Loan (Second Lien).....................      7.00%        06/26/20           296,874
   4,027,500  Village Roadshow Films (BVI) Ltd., Ultimates Facility
                Tranche A-2...................................................      4.75%        11/21/17         4,067,775
   3,000,000  WME IMG Worldwide, Inc., Term Loan (First Lien).................      5.25%        05/06/21         3,012,750
                                                                                                              -------------
                                                                                                                 10,525,022
                                                                                                              -------------
              OIL & GAS REFINING & MARKETING - 0.1%
     371,355  CITGO Petroleum Corp., Term B Loan..............................      8.00%        06/24/15           373,368
                                                                                                              -------------
              OIL & GAS STORAGE & TRANSPORTATION - 0.2%
     704,922  Fieldwood Energy LLC, Closing Date Loan.........................      3.88%        09/28/18           704,485
                                                                                                              -------------
              OTHER DIVERSIFIED FINANCIAL SERVICES - 5.7%
   1,496,250  American Beacon Advisors, Inc., Initial Term Loan...............      4.75%        11/22/19         1,499,991
   2,568,000  First American Payment Systems L.P., Term Loan (First Lien).....      5.75%        10/12/18         2,569,078
   4,683,538  First Data Corp., 2021 New Dollar Term Loan.....................      4.15%        03/24/21         4,684,990
     461,905  Global Cash Access, Inc., Term Loan B...........................      4.00%        03/01/16           460,173
   1,343,250  Guggenheim Partners Investment Management Holdings LLC,
                 Initial Term Loan............................................      4.25%        07/22/20         1,345,936
   2,780,000  iPayment, Inc., Term Loan.......................................      6.75%        05/08/17         2,740,607
   3,406,375  Moneygram International, Inc., Term Loan........................      4.25%        03/27/20         3,350,204
   2,074,689  National Financial Partners Corp., Term B Loan..................      5.25%        07/01/20         2,084,191
   1,745,625  Santander Asset Management (SAM Finance Lux S.A.R.L),
                 Dollar Term Loan.............................................      4.25%        12/17/20         1,752,171
   2,359,394  Transfirst Holdings, Inc., Term B-2 Loan........................      4.00%        12/27/17         2,357,931
                                                                                                              -------------
                                                                                                                 22,845,272
                                                                                                              -------------
              PACKAGED FOODS & MEATS - 4.5%
   3,954,761  Blue Buffalo Co. Ltd., Term B-3 Loan............................      4.00%        08/08/19         3,954,761
   3,012,284  Boulder Brands, Inc. (GFA Brands, Inc.), Term Loan..............      5.00%        07/09/20         3,019,815
     698,250  Del Monte Foods, Inc., Initial Loan (First Lien)................      4.25%        02/18/21           696,651
   3,343,470  Ferrara Candy Co. (Candy Intermediate Holdings, Inc.),
                 Term Loan B..................................................      7.50%        06/06/18         3,207,658
   1,875,000  Hearthside Food Solutions LLC, Term Loan........................      4.50%        06/02/21         1,881,244
   1,741,250  JBS USA LLC, Incremental Term Loan..............................      3.75%        09/18/20         1,735,817
   1,729,524  JBS USA LLC, Term Loan B........................................      3.75%        05/25/18         1,723,038
   1,675,000  New HB Acquisition LLC, Term B Loan.............................      6.75%        04/09/20         1,738,868
                                                                                                              -------------
                                                                                                                 17,957,852
                                                                                                              -------------
              PAPER PACKAGING - 1.7%
     748,125  Exopack Holding Corp., Term Loan B..............................      5.25%        04/30/19           758,412
   5,849,187  Reynolds Group Holdings, Inc., Incremental U.S. Term Loan.......      4.00%        12/01/18         5,850,883
                                                                                                              -------------
                                                                                                                  6,609,295
                                                                                                              -------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2014

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              PHARMACEUTICALS - 4.0%
$  1,363,636  Akorn, Inc., Loan...............................................      4.50%        04/16/21     $   1,365,341
   2,333,333  Catalent Pharma Solutions, Inc., Dollar Term Loan...............      4.50%        05/20/21         2,342,083
   1,050,000  Mallinckrodt International Finance S.A., Initial Term B Loan....      3.50%        03/19/21         1,043,437
   5,233,218  Par Pharmaceutical Cos., Inc., Term B-2 Loan....................      4.00%        09/30/19         5,210,977
   1,400,000  Patheon, Inc. (JLL/Delta Dutch Newco B.V.), Initial Dollar
                 Term Loan....................................................      4.25%        03/11/21         1,383,998
     658,333  Salix Pharmaceuticals Ltd., Term Loan...........................      4.25%        01/02/20           661,507
     591,000  Valeant Pharmaceuticals International, Inc., Series C-2 Tranche
                 Term Loan B..................................................      3.75%        12/11/19           588,908
   1,202,292  Valeant Pharmaceuticals International, Inc., Series D-2 Tranche
                 Term Loan B..................................................      3.75%        02/13/19         1,199,286
   2,298,926  Valeant Pharmaceuticals International, Inc., Series E-1 Tranche
                 Term Loan B..................................................      3.75%        08/05/20         2,293,753
                                                                                                              -------------
                                                                                                                 16,089,290
                                                                                                              -------------
              PROPERTY & CASUALTY INSURANCE - 1.1%
     194,886  Cunningham Lindsey U.S., Inc., Initial Loan (Second Lien).......      9.25%        06/10/20           194,156
   2,926,861  Cunningham Lindsey U.S., Inc., Initial Term Loan (First Lien)...      5.00%        12/10/19         2,908,568
   1,200,000  Sedgwick Claims Management Services, Inc., Initial Loan
                 (Second Lien)................................................      6.75%        02/28/22         1,194,432
                                                                                                              -------------
                                                                                                                  4,297,156
                                                                                                              -------------
              PUBLISHING - 1.0%
   1,300,000  Cengage Learning Acquisitions, Inc., Term Loan..................      7.00%        03/31/20         1,316,250
      20,363  HIBU PLC (Yell/YB/YH/Eagle Topco), Spanish Facility (EUR)
                 (Fixed)......................................................      1.50%        03/03/19                 0
     173,656  HIBU PLC (Yell/YB/YH/Eagle Topco), Facility A2 (USD)............      5.25%        03/01/19           143,143
     319,527  HIBU PLC (Yell/YB/YH/Eagle Topco), Facility B2 (USD)
                 (PIK) (f)....................................................      1.00%        03/01/24                 0
     677,734  McGraw-Hill Global Education Holdings LLC, Term B Loan
                 Refinancing..................................................      5.75%        03/22/19           686,375
   2,000,000  Mergermarket USA, Inc., Initial Term Loan (First Lien)..........      4.50%        02/04/21         1,970,000
                                                                                                              -------------
                                                                                                                  4,115,768
                                                                                                              -------------
              REAL ESTATE OPERATING COMPANIES - 0.9%
   3,763,303  ClubCorp Club Operations, Inc., New Term Loan...................      4.00%        07/24/20         3,738,201
                                                                                                              -------------
              REAL ESTATE SERVICES - 0.1%
     495,009  Realogy Corp., Initial Term B Loan 2014.........................      3.75%        03/05/20           495,009
                                                                                                              -------------
              RESEARCH & CONSULTING SERVICES - 4.0%
   4,278,709  Acosta, Inc., Term B Loan (2013)................................      4.25%        03/02/18         4,292,101
     947,895  Advantage Sales & Marketing, Inc., 2013 Other Term Loan
                 (Second Lien)................................................      8.25%        06/17/18           950,502
   4,736,292  Advantage Sales & Marketing, Inc., 2013 Term Loan (First
                 Lien)........................................................      4.25%        12/18/17         4,745,196
     598,500  CPA Global (Redtop Acquisitions Ltd.), Initial Dollar Term Loan
                 (First Lien).................................................      4.50%        12/03/20           600,744
   1,824,404  Information Resources, Inc., Term Loan..........................      4.75%        09/30/20         1,824,404
   3,675,000  TransUnion LLC, 2014 Replacement Term Loan......................      4.00%        04/09/21         3,661,991
                                                                                                              -------------
                                                                                                                 16,074,938
                                                                                                              -------------


Page 12                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2014

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              RESTAURANTS - 1.5%
$  4,448,199  Focus Brands, Inc., Refinancing Term Loan (First Lien)..........      4.25%        02/21/18     $   4,446,776
   1,450,000  Focus Brands, Inc., Term Loan (Second Lien).....................     10.25%        08/21/18         1,468,125
                                                                                                              -------------
                                                                                                                  5,914,901
                                                                                                              -------------
              RETAIL REITS - 0.8%
     800,000  Capital Automotive LLC, Term Loan (Second Lien).................      6.00%        04/30/20           814,000
   2,566,976  Capital Automotive LLC, Tranche B-1 Term Loan Facility..........      4.00%        04/10/19         2,572,110
                                                                                                              -------------
                                                                                                                  3,386,110
                                                                                                              -------------
              SECURITY & ALARM SERVICES - 0.2%
     182,417  Garda World Security Corp., Term B Delayed Draw Loan............      4.00%        11/06/20           181,656
     713,083  Garda World Security Corp., Term Loan B.........................      4.00%        11/08/20           710,110
                                                                                                              -------------
                                                                                                                    891,766
                                                                                                              -------------
              SEMICONDUCTORS - 2.5%
   3,000,000  Avago Technologies Cayman Ltd., Term Loan.......................      3.75%        05/06/21         3,007,500
   5,346,101  Freescale Semiconductor, Inc., Tranche B-4 Term Loan............      4.25%        02/28/20         5,350,271
   1,492,500  Freescale Semiconductor, Inc., Tranche B5 Term Loan.............      5.00%        01/15/21         1,498,396
                                                                                                              -------------
                                                                                                                  9,856,167
                                                                                                              -------------
              SPECIALIZED CONSUMER SERVICES - 3.0%
   9,033,046  Asurion LLC, Incremental Tranche B-1 Term Loan..................      5.00%        05/24/19         9,062,403
   1,058,824  Asurion LLC, Term Loan (Second Lien)............................      8.50%        03/03/21         1,086,618
   1,920,378  Expert Global Solutions, Inc. (NCO Group, Inc.), Term B Advance
                 (First Lien).................................................      8.50%        04/03/18         1,846,770
                                                                                                              -------------
                                                                                                                 11,995,791
                                                                                                              -------------
              SPECIALIZED FINANCE - 1.8%
   2,519,585  AlixPartners LLP, 2014 January Replacement Term B-2 Loan
                (First Lien)..................................................      4.00%        07/10/20         2,509,507
   1,887,000  Duff & Phelps Corp., Initial Term Loan..........................      4.50%        04/23/20         1,889,359
   2,914,047  FLY Leasing Ltd. (Fly Funding II S.A.R.L), Loan.................      4.50%        08/09/19         2,934,095
                                                                                                              -------------
                                                                                                                  7,332,961
                                                                                                              -------------
              SPECIALTY CHEMICALS - 3.4%
     681,644  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.), Tranche B-1
                 Term Loan....................................................      4.50%        10/03/19           682,209
     353,672  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.), Tranche B-2
                 Term Loan....................................................      4.50%        10/03/19           353,966
   3,478,199  Arizona Chemicals (AZ Chem US, Inc.), Term Loan.................      5.25%        12/22/17         3,475,312
   1,285,288  Axalta Coating Systems U.S. Holdings, Inc., Refinanced Term B
                 Loan.........................................................      4.00%        02/01/20         1,283,977
   2,940,975  Emerald Performance Materials LLC, Term Loan (First Lien).......      6.75%        05/18/18         2,955,680
     794,000  MacDermid, Inc., Tranche B Term Loan............................      4.00%        06/07/20           793,206
   2,492,218  NuSil Technology LLC, Term Loan.................................      5.25%        04/07/17         2,448,604
   1,447,500  Omnova Solutions, Inc., Term B-1 Loan...........................      4.25%        05/31/18         1,447,500
                                                                                                              -------------
                                                                                                                 13,440,454
                                                                                                              -------------
              SPECIALTY STORES - 0.2%
     750,000  Toys "R" US-Delaware, Inc., Initial Loan........................      6.00%        09/01/16           627,293
                                                                                                              -------------

                        See Notes to Financial Statements                Page 13

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2014

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              SYSTEMS SOFTWARE - 4.5%
$    579,194  Applied Systems, Inc., Initial Term Loan (First Lien)...........      4.25%        01/25/21     $     580,283
     550,000  Applied Systems, Inc., Initial Term Loan (Second Lien)..........      7.50%        01/24/22           559,075
     644,557  Blue Coat Systems, Inc., New Term Loan..........................      4.00%        05/31/19           643,429
  10,512,979  BMC Software Finance, Inc., Initial US Term Loan................      5.00%        09/10/20        10,534,846
   4,260,194  Vertafore, Inc., Term Loan 2013.................................      4.25%        10/03/19         4,263,389
   1,488,750  Websense, Inc., Term Loan (First Lien)..........................      4.50%        06/25/20         1,491,549
                                                                                                              -------------
                                                                                                                 18,072,571
                                                                                                              -------------
              TIRES & RUBBER - 0.5%
   2,142,857  Goodyear Tire & Rubber Co., The, Loan (Second Lien).............      4.75%        04/30/19         2,150,357
                                                                                                              -------------
              TRUCKING - 1.5%
   2,257,143  Hertz Corp., The, Tranche B-1 Term Loan.........................      3.75%        03/11/18         2,254,321
   2,673,000  SIRVA Worldwide, Inc., Loan.....................................      7.50%        03/27/19         2,719,778
     867,208  Swift Transportation Co. LLC, Tranche B-2 Term Loan (2013)......      4.00%        12/21/17           867,208
                                                                                                              -------------
                                                                                                                  5,841,307
                                                                                                              -------------
              WIRELESS TELECOMMUNICATION SERVICES - 0.9%
     694,750  Lightower Fiber Networks (LTS Buyer LLC or Sidera Networks,
                 Inc.), Term B Loan (First Lien)..............................      4.00%        04/13/20           691,624
   2,879,481  Syniverse Holdings, Inc., Term Loan B (Sept 2013)...............      4.00%        04/23/19         2,873,491
                                                                                                              -------------
                                                                                                                  3,565,115
                                                                                                              -------------
              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS                                                         549,884,103
              (Cost $549,999,066)                                                                             -------------


 PRINCIPAL                                                                         STATED         STATED
   VALUE                                DESCRIPTION                                COUPON        MATURITY         VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
CORPORATE BONDS AND NOTES - 4.1%

              AUTO PARTS & EQUIPMENT - 0.1%
     250,000  American Axle & Manufacturing, Inc..............................      6.25%        03/15/21           267,813
                                                                                                              -------------
              CABLE & SATELLITE - 0.3%
   1,000,000  CCO Holdings I LLC/CCO Holdings Capital Corp....................      6.50%        04/30/21         1,071,250
                                                                                                              -------------
              CASINOS & GAMING - 1.2%
   4,900,000  Caesar's Growth Partners LLC (g)................................      9.38%        05/01/22         4,952,062
                                                                                                              -------------
              HEALTH CARE EQUIPMENT - 0.3%
   1,000,000  Kinetic Concepts, Inc./KCI USA, Inc.............................     12.50%        11/01/19         1,157,500
                                                                                                              -------------
              HEALTH CARE FACILITIES - 0.9%
     350,000  CHS/Community Health Systems, Inc. (g)..........................      6.88%        02/01/22           370,125
     800,000  Tenet Healthcare Corp...........................................      6.00%        10/01/20           862,000
   2,250,000  Vantage Oncology LLC/Vantage Oncology Finance Co. (g)...........      9.50%        06/15/17         2,295,000
                                                                                                              -------------
                                                                                                                  3,527,125
                                                                                                              -------------


Page 14                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2014

 PRINCIPAL                                                                         STATED         STATED
   VALUE                                DESCRIPTION                                COUPON        MATURITY         VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
CORPORATE BONDS AND NOTES (CONTINUED)

              LIFE SCIENCES TOOLS & SERVICES - 0.7%
$    400,000  inVentiv Health, Inc. (g).......................................      9.00%        01/15/18     $     430,000
   2,250,000  Ortho-Clinical Diagnostics, Inc.
                 (Crimson Merger Sub, Inc.) (g)...............................      6.63%        05/15/22         2,235,937
                                                                                                              -------------
                                                                                                                  2,665,937
                                                                                                              -------------
              OIL & GAS EQUIPMENT & SERVICES - 0.1%
     250,000  Niska Gas Storage Canada ULC/Niska Gas
                 Storage Canada Finance Corp. (g).............................      6.50%        04/01/19           242,813
                                                                                                              -------------
              SECURITY & ALARM SERVICES - 0.2%
   1,000,000  Garda World Security Corp. (g)..................................      7.25%        11/15/21         1,056,250
                                                                                                              -------------
              SPECIALTY CHEMICALS - 0.2%
     850,000  Hexion U.S. Finance Corp........................................      6.63%        04/15/20           898,875
                                                                                                              -------------
              SPECIALTY STORES - 0.1%
     500,000  Toys R US - Delaware, Inc. (g)..................................      7.38%        09/01/16           441,250
                                                                                                              -------------
              TOTAL CORPORATE BONDS AND NOTES.................................                                   16,280,875
              (Cost $15,949,562)                                                                              -------------

   SHARES                                              DESCRIPTION                                                VALUE
------------  ---------------------------------------------------------------------------------------------   -------------
WARRANTS - 0.0%

              BROADCASTING - 0.0%
       1,449  Cumulus Media, Inc. (h) (i) (j)..............................................................           7,464
                                                                                                              -------------
              TOTAL WARRANTS...............................................................................           7,464
              (Cost $0)                                                                                       -------------

COMMON STOCKS - 0.0%

              DIVERSIFIED CHEMICALS - 0.0%
          20  LyondellBasell Industries N.V., Class A......................................................           1,991
                                                                                                              -------------
              PUBLISHING - 0.0%
     123,367  HIBU PLC (Yell/YB/YH/Eagle Topco) (h) (j)....................................................               0
                                                                                                              -------------
              TOTAL COMMON STOCKS..........................................................................           1,991
              (Cost $0)                                                                                       -------------

              TOTAL INVESTMENTS - 141.9%...................................................................     566,174,433
              (Cost $565,948,628) (k)

              OUTSTANDING LOAN - (43.6%)...................................................................    (174,000,000)

              NET OTHER ASSETS AND LIABILITIES - 1.7%......................................................       6,846,360
                                                                                                              -------------
              NET ASSETS - 100.0%..........................................................................   $ 399,020,793
                                                                                                              -------------


(a) All or a portion of the securities are available to serve as collateral on the outstanding loan.

(b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at May 31, 2014. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.


                    See Notes to Financial Statements                    Page 15

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2014



(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d)   This issuer has filed for protection in federal bankruptcy court.

(e) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(f) This Senior Loan is a subordinated payment-in-kind ("PIK") loan that pays 1.00% PIK interest. Interest is to be paid annually in the form of additional principal. The first interest payment is scheduled for March 3, 2015.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2014, securities noted as such are valued at $12,023,437 or 3.01% of net assets.

(h) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(i) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 2D - Restricted Securities in the Notes to Financial Statements).

(j)   Non-income producing security.

(k) Aggregate cost for federal income tax purposes is $566,480,563. As of May 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,847,561 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,153,691.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                         TOTAL          LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                            5/31/2014         PRICES           INPUTS           INPUTS
-------------------------------------------------    -------------    ------------     ------------     ------------
Senior Floating-Rate Loan Interests:
   Movies & Entertainment........................    $  10,525,022    $         --     $  6,457,247     $  4,067,775
   Other Industry Categories*....................      539,359,081              --      539,359,081               --
                                                     -------------    ------------     ------------     ------------
   Total Senior Floating-Rate Loan Interests.....      549,884,103              --      545,816,328        4,067,775
Corporate Bonds and Notes*.......................       16,280,875              --       16,280,875               --
Warrants*........................................            7,464              --            7,464               --
Common Stocks*...................................            1,991           1,991               --               -- +
                                                     -------------    ------------     ------------     ------------
TOTAL INVESTMENTS................................    $ 566,174,433    $      1,991     $562,104,667     $  4,067,775
                                                     =============    ============     ============     ============


There were no transfers between Level 1 and Level 2.

All transfers in and out of Level 3 during the period are assumed to be transferred on the last day of the period at their current value. As of May 31, 2014, the Fund transferred Senior Floating-Rate Loan Interests valued at $4,067,775 from Level 2 to Level 3 of the fair value hierarchy. The Senior Floating-Rate Loan Interests that transferred from Level 2 to Level 3 did so primarily as a result of a change in information obtained from an independent third party pricing service relating to the market activity of individual Senior Floating-Rate Loan Interests. Level 3 Senior Floating-Rate Loan Interests are valued using third party pricing service prices. These values are based on unobservable and non-quantitative inputs, such as dealer runs and indicative sheets from brokers. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of Fund investments to prior day pricing service prices. Additionally, the Pricing Committee reviews periodic information from the Fund's third party pricing service that compares secondary market trade prices to their daily valuations.


Page 16                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2014


The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:

BEGINNING BALANCE AT MAY 31, 2013
     Senior Floating-Rate Loan Interests...................        $        --
     Corporate Bonds and Notes.............................                 --**
     Warrants..............................................                 --
     Common Stocks.........................................                 --
     Preferred Stocks......................................                 --**
Net Realized Gain (Loss)
     Senior Floating-Rate Loan Interests...................                 --
     Corporate Bonds and Notes.............................           (436,364)
     Preferred Stocks......................................         (2,563,636)
Net Change in Unrealized Appreciation/Depreciation
     Senior Floating-Rate Loan Interests...................                 --
     Corporate Bonds and Notes.............................            436,364
     Preferred Stocks......................................          2,563,636
Purchases
     Senior Floating-Rate Loan Interests...................                 --
Sales
     Senior Floating-Rate Loan Interests...................                 --
     Corporate Bonds and Notes.............................                 --**
     Preferred Stocks......................................                 --**
Transfers In
     Senior Floating-Rate Loan Interests...................          4,067,775
Transfers Out
     Senior Floating-Rate Loan Interests...................                 --
                                                                   -----------
ENDING BALANCE AT MAY 31, 2014
     Senior Floating-Rate Loan Interests...................          4,067,775
     Corporate Bonds and Notes.............................                 --
     Warrants..............................................                 --
     Common Stocks.........................................                 -- +
     Preferred Stocks......................................                 --
                                                                   -----------
Total Level 3 holdings......................................       $ 4,067,775
                                                                   ===========

Net change in unrealized appreciation/depreciation from Level 3 investments held as of May 31, 2014 was $(78,426) and is included in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.

* See the Portfolio of Investments for the industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.

**    Market value is less than $1.

+     Investment is valued at $0.


                    See Notes to Financial Statements                    Page 17

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2014

ASSETS:
Investments, at value
   (Cost $565,948,628).........................................................................      $566,174,433
Cash...........................................................................................         3,740,031
Receivables:
   Investment securities sold..................................................................        42,865,377
   Interest....................................................................................         3,141,341
Prepaid expenses...............................................................................            72,212
                                                                                                     ------------
   Total Assets................................................................................       615,993,394
                                                                                                     ------------
LIABILITIES:
Outstanding loan...............................................................................       174,000,000
Payables:
   Investment securities purchased.............................................................        42,168,513
   Investment advisory fees....................................................................           362,440
   Interest and fees on loan...................................................................           139,356
   Offering costs..............................................................................            92,925
   Audit and tax fees..........................................................................            74,200
   Administrative fees.........................................................................            70,082
   Printing fees...............................................................................            29,002
   Custodian fees..............................................................................            13,917
   Legal fees..................................................................................             9,998
   Transfer agent fees.........................................................................             5,044
   Trustees' fees and expenses.................................................................             3,849
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             2,504
                                                                                                     ------------
   Total Liabilities...........................................................................       216,972,601
                                                                                                     ------------
NET ASSETS.....................................................................................      $399,020,793
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $501,111,177
Par value......................................................................................           266,970
Accumulated net investment income (loss).......................................................          (333,526)
Accumulated net realized gain (loss) on investments............................................      (102,249,633)
Net unrealized appreciation (depreciation) on investments......................................           225,805
                                                                                                     ------------
NET ASSETS.....................................................................................      $399,020,793
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      14.95
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        26,696,982
                                                                                                     ============


Page 18                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2014

INVESTMENT INCOME:
Interest.......................................................................................      $ 28,408,168
Dividends......................................................................................                78
Other..........................................................................................         1,123,818
                                                                                                     ------------
   Total investment income.....................................................................        29,532,064
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................         4,298,640
Interest and fees on loan......................................................................         1,760,509
Administrative fees............................................................................           463,236
At the market offering costs...................................................................           220,548
Printing fees..................................................................................           107,182
Custodian fees.................................................................................            87,258
Audit and tax fees.............................................................................            71,009
Legal fees.....................................................................................            49,063
Transfer agent fees............................................................................            32,428
Trustees' fees and expenses....................................................................            24,777
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            62,146
                                                                                                     ------------
   Total expenses..............................................................................         7,186,046
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................        22,346,018
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................        (2,548,773)
   Net change in unrealized appreciation (depreciation) on investments.........................            94,645
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        (2,454,128)
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $ 19,891,890
                                                                                                     ============


                    See Notes to Financial Statements                    Page 19

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             YEAR              YEAR
                                                                                             ENDED             ENDED
                                                                                           5/31/2014         5/31/2013
                                                                                         --------------    --------------
OPERATIONS:
Net investment income (loss).......................................................      $   22,346,018    $   25,878,947
Net realized gain (loss)...........................................................          (2,548,773)        5,549,306
Net change in unrealized appreciation (depreciation)...............................              94,645        10,880,340
                                                                                         --------------    --------------
Net increase (decrease) in net assets resulting from operations....................          19,891,890        42,308,593
                                                                                         --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (25,186,591)      (26,429,210)
                                                                                         --------------    --------------
Total distributions to shareholders................................................         (25,186,591)      (26,429,210)
                                                                                         --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings...................           3,035,923        16,309,080
Proceeds from Common Shares reinvested.............................................             454,722         1,464,623
                                                                                         --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions..........           3,490,645        17,773,703
                                                                                         --------------    --------------
Total increase (decrease) in net assets............................................          (1,804,056)       33,653,086

NET ASSETS:
Beginning of period................................................................         400,824,849       367,171,763
                                                                                         --------------    --------------
End of period......................................................................      $  399,020,793    $  400,824,849
                                                                                         ==============    ==============
Accumulated net investment income (loss) at end of period..........................      $     (333,526)   $    1,544,225
                                                                                         ==============    ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................          26,470,348        25,343,671
Common Shares sold through at the market offerings.................................             196,487         1,029,480
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........              30,147            97,197
                                                                                         --------------    --------------
Common Shares at end of period.....................................................          26,696,982        26,470,348
                                                                                         ==============    ==============


Page 20               See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MAY 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations                       $ 19,891,890
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................      (544,854,606)
      Sales, maturities and paydowns of investments.............................       539,868,665
      Net amortization/accretion of premiums/discounts on investments...........          (876,634)
      Net realized gain/loss on investments.....................................         2,548,773
      Net change in unrealized appreciation/depreciation on investments.........           (94,645)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...........................................          (160,636)
      Decrease in prepaid expenses..............................................            34,637
      Decrease in interest and fees on loan payable.............................           (15,850)
      Decrease in investment advisory fees payable..............................            (3,782)
      Decrease in audit and tax fees payable....................................            (7,375)
      Decrease in legal fees payable............................................            (6,569)
      Decrease in printing fees payable.........................................            (1,165)
      Increase in administrative fees payable...................................            19,930
      Decrease in custodian fees payable........................................           (36,203)
      Increase in transfer agent fees payable...................................             1,998
      Decrease in Trustees' fees and expenses payable...........................              (882)
      Decrease in other liabilities.............................................            (6,836)
                                                                                    --------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                      $   16,300,710
                                                                                                      --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares sold, net of offering costs.....................         3,253,898
      Distributions to Common Shareholders......................................       (24,731,869)
      Proceeds from borrowing...................................................        33,000,000
      Repayment of borrowing....................................................       (33,000,000)
                                                                                    --------------
CASH USED IN FINANCING ACTIVITIES...............................................                         (21,477,971)
                                                                                                      --------------
Decrease in cash................................................................                          (5,177,261)
Cash at beginning of period.....................................................                           8,917,292
                                                                                                      --------------
CASH AT END OF PERIOD...........................................................                      $    3,740,031
                                                                                                      ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                      $    1,776,359
                                                                                                      ==============
Non-cash Financing Activities:
      Proceeds from re-investment of distributions..............................                      $      454,722
                                                                                                      ==============


                    See Notes to Financial Statements                    Page 21

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR         YEAR         YEAR           YEAR           YEAR
                                                           ENDED        ENDED        ENDED          ENDED          ENDED
                                                         5/31/2014    5/31/2013    5/31/2012    5/31/2011 (a)    5/31/2010
                                                         ---------    ---------    ---------    -------------    ---------
Net asset value, beginning of period..................   $   15.14    $   14.49    $   14.76      $   13.96      $   11.79
                                                         ---------    ---------    ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................        0.84         1.01         0.91           0.73           0.47
Net realized and unrealized gain (loss)...............       (0.08)        0.64        (0.31)          0.77           2.15
Distributions paid to AMP (b) Shareholders from:
Net investment income.................................          --           --           --             --          (0.02)
                                                         ---------    ---------    ---------      ---------      ---------
Total from investment operations......................        0.76         1.65         0.60           1.50           2.60
                                                         ---------    ---------    ---------      ---------      ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.................................       (0.95)       (1.03)       (0.87)         (0.70)         (0.43)
                                                         ---------    ---------    ---------      ---------      ---------
Total distributions to Common Shareholders............       (0.95)       (1.03)       (0.87)         (0.70)         (0.43)
                                                         ---------    ---------    ---------      ---------      ---------
Premium from shares sold in at the market offering....        0.00 (c)     0.03           --             --             --
                                                         ---------    ---------    ---------      ---------      ---------
Net asset value, end of period........................   $   14.95    $   15.14    $   14.49      $   14.76      $   13.96
                                                         =========    =========    =========      =========      =========
Market value, end of period...........................   $   14.00    $   15.37    $   14.34      $   14.82      $   12.65
                                                         =========    =========    =========      =========      =========
TOTAL RETURN BASED ON NET ASSET VALUE (d).............        5.35%       11.92%       (4.45)%        11.19%         22.99%
                                                         =========    =========    =========      =========      =========
TOTAL RETURN BASED ON MARKET VALUE (d)................       (2.82)%      14.80%       (2.95)%        23.20%         30.76%
                                                         =========    =========    =========      =========      =========

-----------------------

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:

Ratio of total expenses to average net assets..........       1.80%        1.85%        1.88%          1.98%          2.42%
Ratio of total expenses to average net assets excluding
     interest expense..................................       1.36%        1.38%        1.33%          1.31%          1.39%
Ratio of net investment income (loss) to average net
     assets............................................       5.60%        6.77%        6.38%          5.09%          3.49%
Ratio of net investment income (loss) to average net
     assets net of AMP Shares dividends (e)............        N/A          N/A          N/A            N/A           3.37%
Portfolio turnover rate................................         90%         125%          63%            95%            52%
Net assets, end of period (in 000's)...................  $ 399,021    $ 400,825    $ 367,172      $ 373,902      $ 353,106
Ratio of total expenses to total average Managed
     Assets (f)........................................       1.25%        1.30%        1.31%          1.39%          1.77%
Ratio of total expenses to total average Managed
     Assets excluding interest expense (f).............       0.96%        0.97%        0.93%          0.92%          1.01%
INDEBTEDNESS:
Total loan outstanding (in 000's)......................  $ 174,000    $ 174,000    $ 158,000      $ 160,000      $ 153,500
Asset coverage per $1,000 of indebtedness (g)..........  $   3,293    $   3,304    $   3,324      $   3,337      $   3,300

-----------------------

(a) From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's Sub-Advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio.

(b)   Auction Market Preferred ("AMP") Shares.

(c)   Amount is less than $0.01.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e)   Ratio reflects the effect of distributions to AMP Shareholders.

(f) Managed Assets are calculated by taking the Fund's total asset value (which includes assets attributable to the Fund's AMP Shares, if AMP Shares are outstanding, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares, if AMP Shares are outstanding, and liabilities, other than the principal amount of borrowings.

(g) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding) and dividing by the outstanding loan balance in 000's.

N/A   Not applicable.


Page 22                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2014


                                1. ORGANIZATION

First Trust Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior floating-rate loan interests ("Senior Loans").(1) There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

     The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

     Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market, LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

     Bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.



(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2014


     Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
      12)   borrower's/issuer's competitive position within the industry;
      13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
      14)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2014


Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments as of May 31, 2014.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded delayed draw loan commitments as of May 31, 2014.

D. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2014, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted investment. There are no unrestricted investments with the same maturity date and yield for this issuer.

                                                                                                        % OF
                                                                                                     NET ASSETS
                                                                                                     APPLICABLE
                                   ACQUISITION   PRINCIPAL      VALUE       CURRENT                   TO COMMON
SECURITY                              DATE      VALUE/SHARES  PER SHARE  CARRYING COST     VALUE       SHARES
-----------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc. - Warrants     6/29/09      1,449         $    5.15   $       --    $  7,464       0.00% *


* Amount is less than 0.01%.


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the year ended May 31, 2014, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $962,822, an increase in accumulated net realized gain (loss) on investments of $1,552 and a decrease to paid-in capital of $964,374. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal years ended May 31, 2014 and 2013 is as follows:


                 Distributions paid from:             2014             2013
                                                  -------------   -------------
                 Ordinary income                  $  25,186,591   $  26,429,210

As of May 31, 2014, the components of distributable earnings and net assets on a tax basis were as follows:

                 Undistributed ordinary income..................  $          --
                 Undistributed capital gains....................             --
                                                                  -------------
                 Total undistributed earnings...................             --
                 Accumulated capital and other losses...........  (102,051,224)
                 Net unrealized appreciation (depreciation).....      (306,130)
                                                                  -------------
                 Total accumulated earnings (losses)............   (102,357,354)
                 Other..........................................             --
                 Paid-in capital................................    501,378,147
                                                                  -------------
                 Net assets.....................................  $ 399,020,793
                                                                  =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2014


F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At May 31, 2014, the Fund had pre-enactment net capital losses for federal income tax purposes of $98,951,987 expiring as follows:

         EXPIRATION DATE             AMOUNT
         May 31, 2016           $   422,155
         May 31, 2017            25,585,953
         May 31, 2018            68,278,827
         May 31, 2019             4,665,052

During the taxable year ended May 31, 2014, the Fund utilized pre-enactment capital loss carryforwards in the amount of $689,527.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2014, the Fund incurred and elected to to defer net ordinary and capital losses as follows:

Qualified Late Year Losses:

Ordinary Losses    $         --
Capital Losses        3,099,237

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of May 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust Advisors L.P. ("First Trust"), the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any Sub-Advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2014


Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended May 31, 2014, were $530,956,559 and $553,440,011, respectively.

                                 5. BORROWINGS

Effective July 13, 2012, the Fund entered into a Revolving Credit and Security Agreement (the "Credit Facility") with Liberty Street Funding LLC as conduit lender and The Bank of Nova Scotia as secondary lender and agent for the secured parties under the agreement. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the terms of the Credit Facility, the loans under the Credit Facility bear interest for each settlement period at a rate per annum based on the commercial paper rate of the conduit lender. Effective July 12, 2013, the Credit Facility was amended, whereby; the expiration date of the Credit Facility was extended until July 11, 2014 and an upfront amendment fee of $95,000 was paid by the Fund. Such fees are amortized over a one year period and are included with the other borrowing costs in "Interest and fees on loan" on the Statement of Operations. The Credit Facility may be renewed annually. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility is $190,000,000 (prior to July 12, 2013, the total commitment was $175,000,000). In addition, the Fund pays a utilization fee at a per annum rate of 0.35% (prior to July 12, 2013, the per annum rate was 0.40%) of the average daily of the aggregate outstanding principal amount of the advances during the prior calendar month, and a commitment fee at a per annum rate of the product of (i) 0.35% (prior to July 12, 2013, the per annum rate was 0.40%) of the daily average of the total commitment in effect (or if terminated, the aggregate outstanding principal amount of the advances funded or maintained) during the preceding calendar month and (ii) 1.02.

For the year ended May 31, 2014, the average amount outstanding under the Credit Facility was $174,383,562. The high and low annual interest rates for the loan under the Credit Facility funded by the conduit lender during the year ended May 31, 2014, were 0.21% and 0.20%, respectively, with a weighted average interest rate of 0.20%. The annual interest rate in effect for such loans at May 31, 2014, was 0.20%.

                           6. COMMON SHARE OFFERINGS

On November 21, 2012, the Fund and the Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 3,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Effective August 22, 2013, the sales agreement with JonesTrading was amended and as a result, the Fund may offer and sell up to 4,225,967 Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Transactions related to offerings under such sales agreement are as follows:


                                                                  NET PROCEEDS
                       COMMON                                     RECEIVED IN
                       SHARES     NET PROCEEDS  NET ASSET VALUE  EXCESS OF NET
                        SOLD        RECEIVED    OF SHARES SOLD    ASSET VALUE
                     -----------  ------------  ---------------  --------------
Year Ended 5/31/14     196,487    $  3,035,923  $     2,952,237  $       83,686
Year Ended 5/31/13   1,029,480      16,309,080       15,524,292         784,788


Estimated offering costs of $235,169 related to the November 21, 2012 offering were recorded as a prepaid asset and were amortized to expense by the Fund on a straight line basis over a one year period and included in "Prepaid expenses" on the Statement of Assets and Liabilities. Additionally, on August 23, 2013, estimated offering costs of $175,000 related to the offering were recorded as a prepaid asset and are being amortized to expense by the Fund on a straight line basis over the lesser of one year or until the Fund sells 4,225,967 Common Shares related to this offering.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2014


                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On June 19, 2014, the Fund declared a dividend of $0.068 per share to Common Shareholders of record on July 3, 2014, payable July 15, 2014.

On July 21, 2014, the Fund declared a dividend of $0.068 per share to Common Shareholders of record on August 5, 2014, payable August 15, 2014.

Effective July 11, 2014, the Credit Facility was amended, whereby the expiration date of the Credit Facility was extended until July 10, 2015. The total commitment under the Credit Facility was reduced to $185,000,000. The Fund did not pay any upfront costs. The Fund pays borrowing costs, which includes a utilization fee at a per annum rate of 0.3625% of the daily average of the aggregate outstanding principal amount of the advances during the prior calendar month, and a commitment fee at the per annum rate of 0.3625% of the product of
(i) the daily average of the Total Commitment in effect (or, if the Total Commitment has terminated, the aggregate outstanding principal amount of the advances funded or maintained by the Conduit Lender) during the calendar month immediately preceding the Settlement Date on which the Commitment Fee is payable and (ii) 1.02.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SENIOR FLOATING RATE INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust Senior Floating Rate Income Fund II (the "Fund"), including the portfolio of investments, as of May 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the Fund's custodian and agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Senior Floating Rate Income Fund II as of May 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
July 24, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2014 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2014 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of September 17, 2013, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS, and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders for the Fund was held on September 16, 2013 (the "meeting"). At the meeting, Trustees James A. Bowen and Robert F. Keith were elected as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 24,020,971, the number of votes against Mr. Bowen was 341,728, and the number of broker non-votes was 2,177,919. The number of votes cast in favor of Mr. Keith was 24,008,119, the number of votes against Mr. Keith was 354,580, and the number of broker non-votes was 2,177,919. Richard E. Erickson, Thomas R. Kadlec, and Niel B. Nielson are current and continuing Trustees. Messrs. Erickson and Kadlec are currently the Class I Trustees of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2014. Mr. Nielson is currently the Class II Trustee of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2015.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended May 31, 2014, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally rated below investment grade by one or more rating agencies and are considered to be "high-yield" securities. High-yield securities should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree. High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The Fund borrowed pursuant to a leverage borrowing program, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2014 (UNAUDITED)


dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

CREDIT RISK: Credit risk is the risk that an issuer of a security held by the Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in "high yield" or "junk" debt; such securities involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

PRE-PAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2014 (UNAUDITED)

                                                                                                     NUMBER OF
                                                                                                 PORTFOLIOS IN THE       OTHER
                                  TERM OF OFFICE                                                    FIRST TRUST     TRUSTEESHIPS OR
                                        AND                                                        FUND COMPLEX      DIRECTORSHIPS
NAME, ADDRESS, DATE OF BIRTH         LENGTH OF                 PRINCIPAL OCCUPATIONS                OVERSEEN BY         HELD BY
 AND POSITION WITH THE FUND         SERVICE(1)                  DURING PAST 5 YEARS                   TRUSTEE           TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Three Year Term   Physician; President, Wheaton Orthopedics;  106                None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,            o Since Fund        Limited Partnership; Member, Sportsmed
  Suite 400                        Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee        o Three Year Term   President (March 2010 to Present),Senior    106                Director of
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                     ADM Investor
120 E. Liberty Drive,            o Since Fund        (May 2007 to March 2010), ADM Investor                         Services, Inc.
  Suite 400                        Inception         Services, Inc. (Futures Commission                             and ADM Investor
Wheaton, IL 60187                                                                                                   Services
D.O.B.: 11/57                                                                                                       International


Robert F. Keith, Trustee         o Three Year Term   President (2003 to Present), Hibs           106                Director of
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                          Trust Company
120 E. Liberty Drive,            o Since June 2006   Consulting)                                                    of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee         o Three Year Term   President and Chief Executive Officer       106                Director of
c/o First Trust Advisors L.P.                        (June 2012 to Present), Dew Learning LLC                       Covenant
120 E. Liberty Drive,            o Since Fund        (Educational Products and Services);                           Transport Inc.
  Suite 400                        Inception         President (June 2002 to June 2012),
Wheaton, IL 60187                                    Covenant College
D.O.B.: 03/54


------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(2), Trustee and   o Three Year Term   Chief Executive Officer (December 2010      106                None
Chairman of the Board                                to Present), President (until December
120 E. Liberty Drive,            o Since Fund        2010), First Trust Advisors L.P. and First
  Suite 400                        Inception         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                    Board of Directors, BondWave LLC
D.O.B.: 09/55                                        (Software Development Company/
                                                     Investment Advisor) and Stonebridge
                                                     Advisors LLC (Investment Advisor)



(1) Currently, Thomas R. Kadlec and Richard E. Erickson, as Class I Trustees, are serving as trustees until the Fund's 2014 annual meeting of shareholders. Niel B. Nielson, as Class II Trustee, is serving as trustee until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position of Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2014 (UNAUDITED)

    NAME, ADDRESS             POSITION AND OFFICES        TERM OF OFFICE AND          PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH                WITH FUND              LENGTH OF SERVICE           DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley               President and Chief         o  Indefinite term          Chief Operations Officer (December 2010 to
120 E. Liberty Drive,         Executive Officer                                       Present) and Chief Financial Officer, First
  Suite 400                                               o Since January 2012        Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                                     L.P.; Chief Financial Officer, BondWave LLC
D.O.B.: 11/57                                                                         (Software Development Company/Investment
                                                                                      Advisor) and Stonebridge Advisors LLC
                                                                                      (Investment Advisor)

James M. Dykas                Treasurer, Chief Financial  o Indefinite term           Controller (January 2011 to Present) and
120 E. Liberty Drive,         Officer and Chief                                       Senior Vice President (April 2007 to Present),
  Suite 400                   Accounting Officer          o Since January 2012        First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                     Portfolios L.P.
D.O.B.: 01/66

W. Scott Jardine              Secretary and Chief         o Indefinite term           General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,         Legal Officer                                           First Trust Portfolios L.P.; Secretary and
  Suite 400                                               o Since Fund Inception      General Counsel, BondWave LLC (Software
Wheaton, IL 60187                                                                     Development Company/ Investment Advisor);
D.O.B.: 05/60                                                                         Secretary of Stonebridge Advisors LLC
                                                                                      (Investment Advisor)

Daniel J. Lindquist           Vice President              o Indefinite term           Managing Director (July 2012 to Present) and
120 E. Liberty Drive,                                                                 Senior Vice President (September 2005 to
  Suite 400                                               o Since December 2005       July 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                                     First Trust Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher               Chief Compliance Officer    o  Indefinite term          Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,         and Assistant Secretary                                 L.P. and First Trust Portfolios L.P.
  Suite 400                                               o Chief Compliance Officer
Wheaton, IL 60187                                           Since January 2011
D.O.B.: 12/66
                                                          o Assistant Secretary
                                                            since Fund Inception


(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2014 (UNAUDITED)


                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $90,000 for 2013 and $89,000 for 2014.

      (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2013 and $0 for 2014.

         AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2013 and $0 for 2014.

      (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2013 and $5,200 for 2014. These fees were for tax consultation and tax preparation.

         TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2013 and $0 for 2014.

      (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2013 and $0 for 2014.

         ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2013 and $0 for 2014.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
             (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2013 were $5,200 and $3,000 for the Registrant and the Registrant's investment adviser, respectively, and for 2014 were $5,200 and $36,800 for the Registrant and the Registrant's investment adviser, respectively.

      (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      (A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF JULY 30, 2014

The First Trust Advisors Leveraged Finance Investment team manages a portfolio comprised primarily of U.S. dollar denominated, senior secured floating-rate loans and high-yield bonds. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Scott Fries assists Mr. Housey and is also a Senior Credit Analyst assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance investment staff, including a team of credit analysts, a designated trader and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel and portfolio managers report to Mr. Housey.

William Housey, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Housey joined First Trust in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Investment Team and has 17 years of investment experience. Mr. Housey is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including bank loans, high yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance and Management and Strategy from Northwestern University's Kellogg School of Business. He holds the FINRA Series 7, Series 52 and Series 63 licenses and the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

Scott D. Fries, CFA
Vice President, Portfolio Manager

Mr. Fries Scott D. Fries, CFA, joined First Trust in June 2010 as a Portfolio Manager in the Leveraged Finance Investment Team and has 19 years of investment industry experience. Mr. Fries is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Fries spent 15 years at Morgan Stanley/Van Kampen Funds, Inc, where he most recently served as Executive Director and Co-Portfolio Manager of Institutional Separately Managed Accounts. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

      (a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

INFORMATION PROVIDED AS OF MAY 31, 2014

 Name of Portfolio                        Total # of               # of Accounts Managed for    Total Assets for which
  Manager or Team                          Accounts      Total    which Advisory Fee is Based  Advisory Fee is Based on
       Member          Type of Accounts    Managed*     Assets          on Performance                Performance
--------------------  ------------------  -----------  ---------  ---------------------------  -------------------------
1.  William Housey,   Registered               18       $728.07                 0                         $0
    CFA               Investment                        million
                      Companies:
                      Other Pooled              0         $0                    0                         $0
                      Investment
                      Vehicles:
                      Other Accounts:           0         $0                    0                         $0

2.  Scott Fries, CFA  Registered               18       $728.07                 0                         $0
                      Investment                        million
                      Companies:
                      Other Pooled              0         $0                    0                         $0
                      Investment
                      Vehicles:
                      Other Accounts:           0         $0                    0                         $0

*  Information excludes the registrant.


POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Leveraged Finance Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the Leveraged Finance Team currently are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the Leveraged Finance Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a confidential watch list of all issuers for which the Leveraged Finance Team has material non-public information in its possession an all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

      (A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MAY 31, 2014

The compensation structure for the Leveraged Finance Investment Team of First Trust is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.

Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Leveraged Finance Team are not based upon criteria such as performance of the Registrant or the value of assets of the Fund, although discretionary bonuses for Leveraged Finance Team members are based on the profitability of the leveraged finance department.


      (A)(4) DISCLOSURE OF SECURITIES OWNERSHIP AS OF MAY 31, 2014

      ---------------------------------  ---------------------------------------
        Name of Portfolio Manager or         Dollar ($) Range of Fund Shares
                 Team Member                       Beneficially Owned
      ---------------------------------  ---------------------------------------
      William Housey                        $10,001 - $50,000 (1,000 shares)
      ---------------------------------  ---------------------------------------
      Scott Fries                                     $0 (0 shares)
      ---------------------------------  ---------------------------------------

      (B)   Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust Senior Floating Rate Income Fund II
            --------------------------------------------------------


By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 21, 2014
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 21, 2014
     -----------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: July 21, 2014
     -----------------

*Print the name and title of each signing officer under his or her signature.